Exhibit 32.2

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BRC Inc. (the “Company”) for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Tom Davin, Co-Chief Executive Officer (Co-Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2023

/s/ Tom Davin
Tom Davin
Co-Chief Executive Officer
(Co-Principal Executive Officer)